                                                                    EXHIBIT 10.3





              FIRST AMENDMENT TO COMMUNITY SHORES BANK CORPORATION FLOATING RATE SUBORDINATED NOTE DUE JUNE 30, 2007 AND
                      SUBORDINATED NOTE PURCHASE AGREEMENT


                                 August 28, 2002


To the holder of Community Shores
Bank Corporation Floating Rate
Subordinated Notes named on the
signature page of this letter


   Re Community Shores Bank Corporation Floating Rate Subordinated Notes due June 30, 2007, and related Subordinated Note Purchase Agreements

         Community Shores Bank Corporation (the "Community Shores") has previously entered into the Subordinated Note Purchase Agreements and issued to you the Floating Rate Subordinated Notes due June 30, 2006 referred to across from your name on Annex I to this letter (collectively "Your Purchase Agreements and Notes", and individually, "Your Purchase Agreements" and "Your Notes"). This letter will confirm the agreement between you and Community Shores, effective August 28, 2002, to extend the maturity of Your Notes from June 30, 2007 to June 30, 2008. The provisions of Your Purchase Agreements shall be deemed concurrently amended, effective August 28, 2002, to reflect the extension of the maturity of Your Notes to June 30, 2008. In connection with the extension of the maturity date, you represent to Community Shores that all of your representations, warranties and agreements set forth in Section 5 of Your Purchase Agreements continue to be true and correct as of the date of this letter.

         Except for the amendment to Your Purchase Agreements and Notes expressly set forth in this letter, all of the provisions of Your Purchase Agreements and Notes shall continue to be in full force and effect.





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         Please indicate your agreement with the terms of this letter by signing and returning a copy of this letter to Community Shores, in which case this letter shall become a binding agreement between you and Community Shores, effective August 28, 2002. The effectiveness of the agreement set forth in this letter is not effected by any other holder of a Floating Rate Subordinated Note agreeing or not agreeing to enter into a similar amendment.


                                   Sincerely,
                                   Community Shores Bank Corporation


                                   By:  ___________________________
                                           Jose' A. Infante
                                           Chairman of the Board, President
                                            and Chief Executive Officer



THE UNDERSIGNED AGREES TO THE
ABOVE WITH RESPECT TO THE $100,000
AGGREGATE PRINCIPAL AMOUNT OFF
FLOATING RATE SUBORDINATED NOTES DUE
JUNE 30, 2007 AND RELATED SUBORDINATED
NOTE PURCHASE AGREEMENTS REFERRED
TO ACROSS FROM THE UNDERSIGNED'S
NAME ON ANNEX I TO THIS LETTER



-----------------------------------------------------

         Michael D. Gluhanich
-----------------------------------------------------

-----------------------------------------------------
         (please print name under signature)





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


                                     ANNEX I

                        COMMUNITY SHORES BANK CORPORATION

         OUTSTANDING FLOATING RATE SUBORDINATED NOTES DUE JUNE 30, 2008


------------------------------- ---------------------------- ---------------------------- ----------------------------
                                                             DATE OF
                                DATE OF FLOATING             SUBORDINATED NOTE            PRINCIPAL AMOUNT
                                RATE SUBORDINATED            PURCHASE                     OF FLOATING RATE
NAME OF HOLDER                  NOTE                         AGREEMENT                    SUBORDINATED NOTE
------------------------------- ---------------------------- ---------------------------- ----------------------------
Robert Chandonnet               June 28, 2000                June 27, 2000                  $140,000
------------------------------- ---------------------------- ---------------------------- ----------------------------
Michael Gluhanich               June 28, 2000                June 27, 2000                    70,000
------------------------------- ---------------------------- ---------------------------- ----------------------------
Donald Hegedus                  June 28, 2000                June 27, 2000                   350,000
------------------------------- ---------------------------- ---------------------------- ----------------------------
Painewebber, Inc., IRA          June 28, 2000                June 27, 2000                   525,000
Custodian FBO John L. Hilt
IRA II
------------------------------- ---------------------------- ---------------------------- ----------------------------
Robert Chandonnet               September 27, 2000           September 27, 2000             $ 60,000
------------------------------ ----------------------------- ---------------------------- ----------------------------
Michael Gluhanich               September 27, 2000           September 27, 2000               30,000
------------------------------ ----------------------------- ---------------------------- ----------------------------
Donald Hegedus                  September 27, 2000           September 27, 2000              150,000
------------------------------ ----------------------------- ---------------------------- ----------------------------
Painewebber, Inc., IRA          September 27, 2000           September 27, 2000              225,000
Custodian FBO John L. Hilt
IRA II
------------------------------ ----------------------------- ---------------------------- ----------------------------
Community Shores LLC            September 27, 2000           September 27, 2000               35,000
------------------------------ ----------------------------- ---------------------------- ----------------------------
Community Shores LLC            December 26, 2000                                            420,000
------------------------------ ----------------------------- ---------------------------- ----------------------------
Community Shores LLC            March 28, 2001               March 28, 2001                  600,000
------------------------------ ----------------------------- ---------------------------- ----------------------------
Community Shores LLC            March 29, 2001               March 29, 2001                  250,000
------------------------------ ----------------------------- ---------------------------- ----------------------------
Community Shores LLC            April 13, 2001               April 13, 2001                  145,000
------------------------------ ----------------------------- ---------------------------- ----------------------------
Community Shores LLC            July 12, 2001                                                100,000
------------------------------ ----------------------------- ---------------------------- ----------------------------
Community Shores LLC            April 19, 2002               April 19, 2002                  100,000
------------------------------ ----------------------------- ---------------------------- ----------------------------




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